EXHIBIT 99.2

                               Color Imaging, Inc.
              Form 10-QSB - Third Quarter Ended September 30, 2002



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Morris E. Van Asperen, certify that:

     The Form 10-QSB of Color Imaging, Inc. for the period ended September 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Color Imaging, Inc. for the periods presented.

This   certification  is  being  furnished   pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002 and, except to the extent required by the Sarbanes-Oxley Act, shall not be deemed to be filed as part of the periodic report described herein nor shall it be deemed filed by Color Imaging, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


                                        /S/ MORRIS E. VAN ASPEREN
                                        _______________________________________
                                        Morris E. Van Asperen
                                        Chief Financial Officer
Date: November 1, 2002